UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) — March 29, 2010
Commission File Number 0-23320
OLYMPIC STEEL, INC.
(Exact name of registrant as specified in its charter)

Ohio	34-1245650

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5096 Richmond Road, Bedford Heights, Ohio	44146

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (216) 292-3800
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐      Pre-commencement communications pursuant to Rule 13e-4 under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
On March 29, 2010, Olympic Steel, Inc. announced that its Treasurer, Richard A. Manson, had assumed the newly-created position of Vice President — Human Resources & Administration, effective as of such date. The Company also announced that the Treasurer position would be assumed by Richard T. Marabito, the Company’s Chief Financial Officer.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLYMPIC STEEL, INC.
Date: March 29, 2010	By:	/s/ Richard T. Marabito
Richard T. Marabito
Chief Financial Officer

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